                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (S) 240.14a-12

                             BT INSTITUTIONAL FUNDS

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              QUESTIONS AND ANSWERS

Q:       WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A: The purpose of this proxy solicitation is to ask you to vote on the following issues:

         o to elect eleven members of the Board of Trustees of BT Institutional Funds (the "Trust"), of which your fund is a series, and the Board of Trustees of each master fund, or portfolio, into which your fund invests its investable assets (the "Portfolios"), whose terms will be effective beginning _______ __, 2002 or on such later date as shareholder approval is obtained;

         o to approve new investment advisory agreements between each fund's corresponding Portfolio and Deutsche Asset Management Inc. ("DeAM, Inc."), the investment adviser for the Portfolios; and

         o for International Equity Fund Institutional only, to approve a sub-advisory agreement between DeAM, Inc. and Deutsche Asset Management Investment Services Limited
                      ("DeAMIS").

         Background. On April 5, 2002, Deutsche Bank A.G. acquired from Zurich Financial Services 100% of U.S.-based asset manager Zurich Scudder Investments (the "Transaction"). The Transaction is anticipated to facilitate Deutsche Bank A.G.'s plans for integrated global research, and to provide greater breadth and geographic reach to the asset management services presently provided to the Deutsche Asset Management family of funds. The investment operations of Scudder will become part of an integrated global investment operation serving Deutsche Asset Management's clients worldwide. It is expected that the Transaction will result in a global asset management platform for Deutsche Asset Management of increased scale and scope.

         Deutsche Asset Management will integrate Scudder operationally into its global asset management business, will utilize services of personnel from other parts of the organization in providing services to its clients, and the Deutsche Asset Management family of funds and the Scudder Funds will be integrated into a single fund complex. As part of this integration, your fund and certain other funds within the Deutsche Asset Management family of funds are holding shareholder meetings at which shareholders will be asked to vote on a number of proposals affecting their funds.

         Your fund operates as a feeder fund in a master-feeder fund arrangement with one of the Portfolios. Under the Investment Company Act of 1940, as amended, your fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the fund's own shareholders.

         THE BOARD MEMBERS OF THE TRUST AND OF EACH PORTFOLIO RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

I.       BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

Q:       WHY AM I BEING ASKED TO VOTE FOR BOARD MEMBERS?

A: DeAM, Inc. recommended to the Boards, and the Boards agreed, that the Trust and the Portfolios, along with certain other funds that are managed, advised, subadvised or administered by Deutsche Asset Management and certain other funds managed, advised or administered by Investment Company Capital Corporation (the "DeAM Funds") should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all

         DeAM Funds, we need shareholder approval to add certain persons to the Trust's Board and your Portfolios' Boards. The Trust's Board and the Portfolios' Boards agreed to submit this proposal to shareholders.

Q: WHY DID THE TRUST'S BOARD AND THE PORTFOLIOS' BOARDS APPROVE MANAGEMENT'S RECOMMENDATION?

A:. DeAM, Inc. recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Boards considered, among other factors, that a unified group board structure benefits the Trust, the Portfolios and your fund and the other series of the Trust by creating an experienced group of Board members who understand the operations of the DeAM, Inc. fund complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

Q: IF THE BOARD PROPOSAL IS APPROVED BY SHAREHOLDERS, HOW MANY TRUSTEES WILL SIT ON THE BOARD?

A: If all nominees are elected, the Trust's Board and the Portfolios' Boards will consist of 11 individuals. Seven of these persons currently serve as members of each Board; four persons will be new to the Trust's Board and the Portfolios' Boards but have experience serving on the boards of various other investment companies within the Deutsche Asset Management family of funds.

[Q:      WILL THE PROPOSED CHANGES RESULT IN HIGHER FUND EXPENSES?

A: No. Expenses charged to your fund will not increase as a result of this proposal.]

II.      PROPOSAL RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

Q:       WHY AM I BEING ASKED TO VOTE FOR A NEW INVESTMENT ADVISORY AGREEMENT?

A: DeAM, Inc. recommended to the Boards that they approve the new investment advisory agreements in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management's global organization. The proposed new advisory agreements described in the proxy statement will cover substantially similar provisions and do not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreements pursuant to which services are provided to the Portfolios, except for the dates of execution, effectiveness and initial term, and except that, under the new advisory agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, the new advisory agreements will not contain a provision under which DeAM could seek indemnification from the Portfolio or the Trust.

         In determining to recommend that the shareholders approve the new advisory agreements, the Board of the Trust and the Board of your Fund considered, among other factors, the potential benefits to the Portfolios of providing DeAM, Inc. more flexibility in structuring portfolio management services for each Portfolio. In addition, the Boards considered that DeAM, Inc. will be able to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities.

Q:       WILL THE INVESTMENT ADVISORY FEES REMAIN THE SAME?

A: Yes. The investment advisory fee rate proposed to be charged to the Portfolios under the new advisory agreements is the same as the investment advisory fee rate charged under the current advisory agreements.

III. INTERNATIONAL EQUITY FUND INSTITUTIONAL SHAREHOLDERS ONLY - PROPOSAL RELATED TO APPROVAL OF SUB-ADVISORY AGREEMENT

Q:       WHY AM I BEING ASKED TO VOTE FOR A SUB-ADVISORY AGREEMENT?

A: DeAM, Inc. has proposed entering into a sub-advisory agreement on behalf of the International Equity Portfolio and International Equity Fund Institutional with DeAMIS pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to the International Equity Portfolio and to DeAM, Inc. In addition DeAM, Inc. will remain fully responsible for DeAMIS' actions under the proposed sub-advisory agreement.

Q:       WILL THE INVESTMENT ADVISORY FEES REMAIN THE SAME?

A: Yes. The sub-advisory fee will be paid by DeAM, Inc., not by your fund, the Portfolio or the Trust, and has no effect on the investment advisory fees paid by your fund to DeAM, Inc.

IV.      GENERAL QUESTIONS

Q:       WHAT ARE THE BOARDS' RECOMMENDATIONS?

A: The Boards recommend that all shareholders vote "FOR" the nominees for the Boards and "FOR" the approval of the new advisory agreements. The Boards also recommend that International Equity Fund Institutional shareholders vote "FOR" the approval of the sub-advisory agreement.

Q: WILL MY FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS SOLICITATION?

A:       No, DeAM, Inc. will bear these costs.

Q:       HOW CAN I VOTE?

A:       You can vote in any one of four ways:

         o        Through the internet by going to
                  [https://vote.proxy-direct.com];

         o By telephone, with a toll-free call to the number listed on your proxy card;

         o        By mail, with the enclosed proxy card; or

         o        In person at the special meeting.

         We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. These voting methods will save your fund money. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q:       I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q:       I PLAN TO VOTE BY TELEPHONE. HOW DOES TELEPHONE VOTING WORK?

A: To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

Q:       I PLAN TO VOTE THROUGH THE INTERNET.  HOW DOES INTERNET VOTING WORK?

A: To vote through the internet, please read and follow the instructions on your enclosed proxy card(s).

Q:       WHOM SHOULD I CALL WITH QUESTIONS?

A: Please call Deutsche Asset Management Service Center at 1-800-730-1313 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

Q:       WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A: Since shareholders of all of the Trust's series are being asked to approve certain of the same proposals, most of the information that must be included in a proxy statement for your fund needs to be included in a proxy statement for the other funds as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for most of the Trust's series.

-----------------------------------------------------------------------------
The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.
-----------------------------------------------------------------------------

                             BT INSTITUTIONAL FUNDS

                       Cash Management Fund Institutional
                        Cash Reserves Fund Institutional
                          Equity 500 Index Fund Premier
                     International Equity Fund Institutional
                                    . Class I
                                   . Class II
                        Liquid Assets Fund Institutional
                        Treasury Money Fund Institutional

                                One South Street
                            Baltimore, Maryland 21202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held July 30, 2002

     A special meeting of shareholders of BT Institutional Funds (the "Trust") will be held at the offices of Deutsche Asset Management ("DeAM"), One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 11:30 a.m. (Eastern time) (the "Special Meeting"). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the above six series (each, a "Fund," and collectively, the "Funds") and Daily Assets Fund Institutional and Treasury and Agency Fund Institutional, which are not addressed in the accompanying Joint Proxy Statement. Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each, a "Portfolio," and collectively, the "Portfolios"). Each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios in which the Funds invest are organized as registered open-end management investment companies established as a trust or as a series of a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders.

     The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

     PROPOSAL I:                To approve new investment advisory agreements
     ----------                 (each, a "New Advisory Agreement" and
     (All Funds)                collectively, the "New Advisory Agreements")
                                between each Fund's corresponding Portfolio and Deutsche Asset Management Inc. ("DeAM,
                                Inc.").

     PROPOSAL II:               To approve a sub-advisory agreement between
     -----------                DeAM, Inc. and Deutsche Asset Management
     (International Equity      Investment Services Limited.
     Fund Institutional ONLY)

     PROPOSAL III:              To elect eleven Trustees of the Trust and the
     ------------               Portfolios to hold office until their
     (All Funds)                respective successors have been duly elected
                                and qualified or until their earlier
                                resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

     The New Advisory Agreements described in Proposal I will cover substantially similar provisions and do not differ in substance from the current advisory agreements pursuant to which services are provided to the Portfolios, except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the applicable Portfolio or Trust.

     The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

     The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR each applicable Proposal and FOR the election of each nominee to the Boards of Trustees of the Trust and the Portfolios.

     This notice and related proxy material are first being mailed to
shareholders of the Funds on or about            , 2002. This proxy is being
                                      -------- --
solicited on behalf of the Board of Trustees of the Trust.

                                              By Order of the Board of Trustees,


                                              Daniel O. Hirsch, Secretary

New York, New York
           , 2002
-------- --

--------------------------------------------------------------------------------
    WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE,
         DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN
             THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION
               OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE
                  OR THROUGH THE INTERNET). NO POSTAGE NEED BE
                       AFFIXED IF THE PROXY CARD IS MAILED
                              IN THE UNITED STATES.
--------------------------------------------------------------------------------

     IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT DEUTSCHE ASSET MANAGEMENT SERVICE CENTER AT 1-800-730-1313.

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

          Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted "FOR" the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; for International Equity Fund Institutional, "FOR" a new sub-advisory agreement between Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited; "FOR" the nominees for Trustee named in the attached Proxy Statement; and, in the discretion of the persons appointed as proxies, either "FOR" or "AGAINST" any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

          To vote via the internet, please access
[https://vote.proxy-direct.com] on the World Wide Web and follow the on-screen instructions.

          You may also call 1-800-   -     and vote by telephone.
                                  --- ----

          If we do not receive your completed proxy card(s) after several weeks, our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust, the Portfolios and the Funds involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                   Registration                                      Valid Signature
                                   ------------                                      ---------------
Corporate Accounts
   (1) ABC Corp...........................................................   ABC Corp.
                                                                             John Doe, Treasurer
   (2) ABC Corp...........................................................   John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer..................................   John Doe
   (4) ABC Corp. Profit Sharing Plan......................................   John Doe, Trustee

Partnership Accounts
   (1) The XYZ Partnership................................................   Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership...............................   Jane B. Smith, General Partner

Trust Accounts
   (1) ABC Trust Account..................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/28/78................................   Jane B. Doe

Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o John B. Smith Jr.
       UGMA/UTMA..........................................................   John B. Smith
   (2) Estate of John B. Smith............................................   John B. Smith, Jr., Executor

                             BT Institutional Funds

                Cash Management Fund Institutional ("Cash Fund")
             Cash Reserves Fund Institutional ("Cash Reserves Fund")
               Equity 500 Index Fund Premier ("Equity Index Fund")
         International Equity Fund Institutional ("International Fund")
                                    . Class I
                                   . Class II
             Liquid Assets Fund Institutional ("Liquid Assets Fund")
            Treasury Money Fund Institutional ("Treasury Money Fund")

                                One South Street
                            Baltimore, Maryland 21202

             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                  July 30, 2002

          This joint proxy statement ("Proxy Statement") is being furnished in connection with the solicitation by the Board of Trustees of BT Institutional Funds (the "Trust") with respect to the above six series (each, a "Fund" and collectively, the "Funds") of proxies to be used at the special meeting of the Trust to be held at the offices of Deutsche Asset Management ("DeAM"), One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 11:30 a.m. (Eastern time) and at any adjournments thereof (the "Special Meeting"). This Proxy Statement and accompanying proxy card(s) ("Proxy") are expected to be
mailed to shareholders on or about            , 2002.
                                  -------- --

          Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each, a "Portfolio," and collectively, the "Portfolios"). The Portfolios in which the Funds invest are organized as registered open-end management investment companies established as a trust or as a series of a trust under the laws of the State of New York. Each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies.

          For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable Fund. Some actions described as taken by or with respect to a Fund are actually actions to be taken by the corresponding Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Further, actions described as being taken by the shareholders of the Trust with respect to its Board of Trustees will also be taken by the Funds as shareholders of the Portfolios with respect to the Portfolios' respective Boards of Trustees. For the Funds, your vote and the vote of other shareholders of the relevant Fund determines how the Fund will vote with respect to itself and its corresponding Portfolio. See "Background."

          International Fund is comprised of two separate share classes, each with its own expense structure. However, since the proposals presented in this Proxy Statement uniformly affect each class, shareholders of each class may vote on all the proposals, and each vote regardless of its class has equal weight.

          The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

     PROPOSAL I:        To approve new investment advisory agreements (each, a
     ----------         "New Advisory Agreement" and collectively, the "New
     (All Funds)        Advisory Agreements") between each Fund's corresponding
                        Portfolio and Deutsche Asset Management, Inc. ("DeAM,
                        Inc.").

     PROPOSAL II:       To approve a sub-advisory agreement (the "Sub-Advisory
     -----------        Agreement") between DeAM, Inc. and Deutsche Asset
     (International     Management Investment Services Limited ("DeAMIS").
     Fund ONLY)

     PROPOSAL III:      To elect eleven Trustees of the Trust and the
     ------------       Portfolios to hold office until their respective
     (All Funds)        successors have been duly elected and qualified or
                        until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

          The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

          The Funds' shareholders are to consider the approval of the New Advisory Agreements between DeAM, Inc., the current investment advisor for the Portfolios, and the applicable Portfolio, as indicated in the table below:

--------------------------------------------------------------------------------
       Fund                            Corresponding Portfolio
--------------------------------------------------------------------------------
Cash Fund                    Cash Management Portfolio ("Cash Portfolio")
--------------------------------------------------------------------------------
Cash Reserves Fund                          Cash Portfolio
--------------------------------------------------------------------------------
Equity Index Fund       Equity 500 Index Portfolio ("Equity Index Portfolio")
--------------------------------------------------------------------------------
International Fund    International Equity Portfolio ("International Portfolio")
--------------------------------------------------------------------------------
Liquid Assets Fund       Liquid Assets Portfolio ("Liquid Assets Portfolio")
--------------------------------------------------------------------------------
Treasury Money Fund        Treasury Money Portfolio ("Treasury Portfolio")
--------------------------------------------------------------------------------

In addition, the shareholders of the International Fund are to consider the approval of the Sub-Advisory Agreement between DeAM, Inc. and DeAMIS.

          The shareholders of the Trust are also to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the "Trustee Nominees") as Trustees of the Trust and Portfolios./1/ Messrs. Dill, Hale and Saunders and Drs. Gruber and Herring currently serve on the Boards of Trustees of the Trust and the Portfolios. Mr. Hale is currently an "interested person" (an "Interested Trustee), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust and the Portfolios. Messrs. Burt, Jones, Searcy and

----------
/1/ Unless otherwise indicated, references in this Proxy Statement to the "Trustee Nominees" include the Trustee Nominees of both the Trust and the Portfolios.

Wadsworth and Ms. Rimel currently serve as Trustees of various other investment companies within the Deutsche Asset Management family of funds.

                               VOTING INFORMATION

          Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment to Georgeson Shareholder Communications, Inc. a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $____. However, the exact cost will depend on the amount and types of services rendered. If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

          The most recent Annual Report of each Fund containing audited financial statements for the fiscal year ended October 31, 2001 (for International Fund) or December 31, 2001 (for the other Funds) as well as the most recent Semi-Annual Report succeeding the Annual Report, if any, of each Fund (each, a "Report"), have previously been furnished to the Funds' respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313.

          If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust's secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

          Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) ("Deutsche Bank Trust") will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Special Meeting. Deutsche Bank Trust will vote shares of each Fund over which it has voting discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of each Fund for which it is the owner of record but does not have investment discretion, with respect to each Proposal on which shareholders of the applicable Fund are entitled to vote, which are not otherwise represented in person or by proxy at the Special Meeting. These shares will be voted by Deutsche Bank Trust for, against, or abstaining, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Special Meeting. This practice is commonly referred to as "mirror" or "echo" voting.

          In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Trust, a majority of the outstanding shares of the Trust entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

          Shareholders of record at the close of business on May 20, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

          This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one Proxy Statement. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is essential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the internet).

          In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

          .    indicate your instructions on the Proxy (or Proxies);
          .    date and sign the Proxy (or Proxies); and
          .    mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included in the attachment to the Notice of Special Meeting of Shareholders and on the Proxy (or Proxies) enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Funds

          Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Funds' shares by the only persons known by each Fund to beneficially own more than five percent of the outstanding shares of the Fund. [Collectively, the Trustees, Trustee Nominees and executive officers of the Trust own less than 1% of each Fund's outstanding shares.] The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

          Master-Feeder Structure. Shareholders of the Funds are being asked to approve a New Advisory Agreement, as applicable, and to elect the Trustee Nominees to the Boards of Trustees of the Trust and the Portfolios. Shareholders of the International Fund are also being asked to approve the Sub-Advisory Agreement. As indicated earlier, each Fund operates as a feeder fund in a master-feeder fund arrangement with the Portfolios, which serve as master funds. The Funds seek to achieve their respective investment objectives by investing all of their investable assets in a corresponding Portfolio with the same investment objectives and policies. The Portfolios invest directly in investment securities and other investments. Pursuant to the requirements of the 1940 Act applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. Other feeder funds of a particular Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the applicable New Advisory Agreement(s), the election of Trustees of the Trust and the Portfolios and, for International Portfolio, the approval of the Sub-Advisory Agreement.

          The Portfolios. As indicated earlier, each Portfolio is a registered open-end management investment company established as a trust or as a series of a trust. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Portfolio pursuant to the terms of an investment advisory agreement (the "Current Advisory Agreements"). Pursuant to the Current Advisory Agreements, DeAM, Inc. supervises and assists in the management of the assets of each Portfolio and furnishes each Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of each Portfolio and the compensation, if any, of all officers and employees of each Portfolio and all Trustees who are Interested Trustees of the Funds.

          Additional Information. On April 5, 2002, Deutsche Bank, A.G. ("Deutsche Bank") acquired 100% of U.S.-based asset manager Zurich Scudder Investments ("Scudder") (the "Transaction"). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of DeAM after the Transaction, DeAM will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect.

                                   PROPOSAL I

                       APPROVAL OF NEW ADVISORY AGREEMENTS

     The New Advisory Agreements will cover substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Portfolios except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the applicable Portfolio or the Trust. See "Differences Between the Current and New Advisory Agreements."

The Advisory Agreements

          The Current Advisory Agreements. DeAM, Inc. serves as investment advisor to each of the Portfolios (as discussed earlier) pursuant to the Current Advisory Agreements. The Current Advisory Agreements were initially approved by the Boards of the applicable Portfolio and the Trust, including a majority of those Board members of the Portfolio or the Trust, respectively, who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Portfolios or DeAM, Inc. (the "Independent Trustees").

          Exhibit C to this Proxy Statement lists: (i) the date of each Current Advisory Agreement and (ii) the most recent date on which each Current Advisory Agreement was approved by the applicable Portfolio's and Fund's Trustees, including a majority of the Independent Trustees of the Portfolio and Fund, and the Fund's and Portfolio's shareholders.

          The New Advisory Agreements. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. A description of the New Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibit D. If shareholders approve the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act; see "Vote Required" below) of each Fund, or by the Board of Trustees of the applicable Portfolio and, in either event, the vote of a majority of the Independent Trustees of the applicable Portfolio, cast in person at a meeting called for such purpose. The terms and conditions -- including the services to be provided and the fees to be paid therefor -- of the New Advisory Agreements cover substantially similar provisions and do not differ in substance from the Current Advisory Agreements except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the applicable Portfolio or the Trust.

          Differences Between the Current and New Advisory Agreements. As stated above, the terms of the New Advisory Agreement for each Fund cover substantially similar provisions and do not differ in substance from the corresponding Current Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, pursuant to each New Advisory Agreement DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board of the applicable Portfolio. Shareholders of a Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the

Independent Trustees. The advisory fee rates paid by the Funds would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAM, Inc. DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

          In addition, the New Advisory Agreements will differ from the Current Advisory Agreements in that there will not be an indemnification provision in the New Advisory Agreements under which DeAM, Inc. could seek indemnification from the applicable Portfolio or the Trust. With the acquisition of Scudder, DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements which are substantially similar to the proposed New Advisory Agreements, except that these newly approved agreements did not and do not provide for indemnification for the investment manager. Accordingly, DeAM, Inc. informed the Board of the Funds that it would not seek such provision in the New Advisory Agreements. DeAM, Inc. assured the Board that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

          Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to provide the Portfolios with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising a Portfolio's assets. Subject to the supervision and control of the applicable Portfolio's Board of Trustees, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Portfolios' registration statements, (c) the provisions of the Trust's Declaration of Trust,
(d) any other applicable provisions of state and federal law, [and (e) the provisions of the applicable Portfolio's Agreement of Trust].

          Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to
(a) supervise and manage all aspects of a Portfolio's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the applicable Portfolio, (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services for the Trust's principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or a particular Portfolio; (e) for each Portfolio, determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Trust's and Portfolio's Board of Trustees; and
(f) take all actions necessary to carry into effect a Portfolio's purchase and sale programs.

          The investment advisory fee rate proposed to be charged to the Portfolios under the New Advisory Agreements is the same as the investment advisory fee rate charged under the Current Advisory Agreements.

          The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreements and the advisory fee paid by the applicable Portfolio or Fund for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

          Generally. If approved, the New Advisory Agreements, as applicable, will each remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the applicable Portfolio's Board of Trustees or by the holders of a majority of the applicable Portfolio's outstanding voting securities (i.e., in most cases, the Funds) and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Current Advisory Agreements, the New Advisory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the applicable Portfolio's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Portfolio or upon 90 days' written notice by DeAM, Inc.

          The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreements or the New Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolios) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Portfolios bear certain other expenses including the fees of the Portfolios' Boards. The Portfolios also pay any extraordinary expenses incurred.

          Under the New Advisory Agreements, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the matters to which the New Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Portfolios or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under the New Advisory Agreements.

          Since each Fund invests all of its investable assets in its corresponding Portfolio, portfolio transactions occur at the Portfolio level only. As investment adviser, DeAM, Inc. will allocate and place all orders for portfolio transactions of each Portfolio's securities (with the possible exception of International Portfolio, which, if Proposal II to approve a sub-advisory agreement with DeAMIS is approved by the shareholders, will be allocated and placed by DeAMIS, under the supervision of DeAM, Inc.). When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the applicable Portfolio or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the applicable Portfolio, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds.

Management of the Portfolios

          The Advisor. Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund and Portfolio. As investment advisor, DeAM, Inc. makes each Fund's investment decisions. It buys and sells securities for each Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. In addition to providing investment advisory services to the Funds and the Portfolios, DeAM, Inc. serves as investment
advisor to     other investment companies and investment sub-advisor to 53 other
          ----
investment companies. See Exhibit F to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Portfolios, together with information regarding the fees charged to those companies. As of March 31, 2002, DeAM, Inc. had approximately $97 billion of assets under management. DeAM, Inc., is an indirect wholly-owned subsidiary of Deutsche Bank.

          The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit G to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

          The Funds' advisor and administrator have agreed to limit their expenses for sixteen (16) months from the Fund's fiscal year end to the amounts listed in Exhibit E.

          Administrator, Transfer Agent and Custodian. Investment Company Capital Corporation ("ICCC") serves as administrator and transfer agent, and Deutsche Bank Trust serves as custodian, of each Portfolio and Fund. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreements. (Exhibit E to this Proxy Statement sets forth the fees paid to ICCC and Deutsche Bank Trust by the Portfolios and the Funds for these services for the most recently completed fiscal year.)

          Deutsche Bank. Deutsche Bank is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management, which as of
April    , 2002 had more than $[ ] billion in assets under management. Deutsche
     ---
Asset Management acts as investment manager to [ ] U.S. open and closed-end investment companies, which in the aggregate had approximately $[ ] billion of
assets under management as of April    , 2002.
                                   ----

          Trustees and Officers. Biographical information about the Trustee Nominees and the executive officers is provided under Proposal III in this Proxy Statement. Certain other information about the Trustee Nominees and each executive officer of the Trust and the Portfolio is provided in Exhibit H to this Proxy Statement.

Recommendation of the Boards

          [To Come]
                                      -10-

          Therefore, after careful consideration, the Boards of Trustees, including the Independent Trustees of each Portfolio, recommend that the respective shareholders of the Funds vote "FOR" the approval of the New Advisory Agreements as set forth in this Proposal.

          If the New Advisory Agreements are approved by the shareholders, each agreement will remain in effect as described above. If any New Advisory Agreement is not approved by the shareholders, the Current Advisory Agreement will continue in effect, subject to any requisite approval(s) of the applicable Board of Trustees or its respective shareholders, and the applicable Board(s) of Trustees will consider what other action is appropriate based upon the interests of the shareholders. If shareholders of a Fund do not approve the applicable New Advisory Agreement at the same time that shareholders of other investment companies approve the applicable New Advisory Agreement with respect to a common Portfolio in a manner sufficient to implement the New Advisory Agreement for that Portfolio, the applicable Fund will remain a participant in that Portfolio while the Boards consider what other action, if any, is appropriate based upon the interests of the shareholders of the applicable Fund.

                                   PROPOSAL II

       APPROVAL OF A SUB-ADVISORY AGREEMENT ON BEHALF OF THE INTERNATIONAL
             PORTFOLIO AND INTERNATIONAL FUND BETWEEN DEUTSCHE ASSET
                 MANAGEMENT, INC. AND DEUTSCHE ASSET MANAGEMENT
                           INVESTMENT SERVICES LIMITED

          DeAM, Inc. has proposed entering into a sub-advisory agreement on behalf of the International Portfolio and International Fund with DeAMIS pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to the Portfolios and to DeAM, Inc. The Sub-Advisory Agreement was [unanimously] approved by the Board of Trustees of the International Portfolio, including the Independent Trustees, at a meeting held on June 7, 2002. The form of Sub-Advisory Agreement is attached hereto as Exhibit D. A description of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit D.

          The fee to be paid DeAMIS under the proposed Sub-Advisory Agreement is paid by DeAM, Inc. and has no effect on the investment advisory fees paid by the International Fund to DeAM, Inc., pursuant to the Current Advisory Agreement or proposed to be paid pursuant to the New Advisory Agreement. In no case will the investment advisory fees paid to DeAMIS by DeAM, Inc. be greater than those paid by the International Fund to DeAM, Inc. pursuant to the Current Advisory Agreement or proposed New Advisory Agreements. DeAM, Inc. will remain responsible for the actions of DeAMIS pursuant to the Sub-Advisory Agreement.

          The Sub-Advisory Agreement has [unanimously] been approved by the Board of Trustees of the International Portfolio and is now being submitted for approval by the shareholders of the International Fund. If it is approved by the shareholders of the International Portfolio, the Sub-Advisory Agreement would continue in effect for an initial term of two years (unless earlier terminated), and will remain in effect from year to year thereafter, subject to approval annually by the Board of Trustees of the International Portfolio or by holders of a majority of the outstanding voting securities of the International Portfolio, and also, in either event, approval by a majority of the Independent Trustees of the International Portfolio at a meeting called for the purpose of voting on such approval. If the shareholders of the International Fund should fail to approve the Sub-Advisory Agreement, the Board of Trustees will take such action, if any, as it considers to be in the best interests of the International Fund.

Board Considerations

          [To Come]

Description of the Sub-Advisory Agreement

          Under the Sub-Advisory Agreement, DeAMIS shall furnish DeAM, Inc. with information, investment recommendations, advice and assistance, as DeAM, Inc. from time to time reasonably requests.

          As noted above, the sub-advisory fee payable under the Sub-Advisory Agreement would be paid by DeAM, Inc., not the International Fund, and will be set, and may vary from time to time thereafter, subject to the approval of the International Portfolio's Board, including a majority of its Independent Trustees.

          The Sub-Advisory Agreement further provides that DeAMIS shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Sub-Advisory Agreement.

          If approved, the Sub-Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the International Portfolio's Board of Trustees or by the holders of a majority of the International Portfolio's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. The Sub-Advisory Agreement may be terminated without penalty upon 60 days' written notice by DeAM, Inc. to DeAMIS or upon 90 days' written notice by DeAMIS to DeAM, Inc., or by a majority vote of the outstanding voting securities of the International Portfolio, and automatically terminates in the event of the termination of the International Portfolio's Advisory Agreement or in the event of its assignment.

Information about DeAMIS

          DeAMIS, with headquarters at One Appold Street, London, EC2A 2UU, England, provides a full range of international investment advisory services to institutional and retail clients, and as of March 31, 2002, managed more than $5 billion in assets. DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank.

          The principal occupations of each director and principal executive officer of DeAMIS are set forth in Exhibit I to this Proxy Statement. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No Trustees or officers of the Trust or the Portfolios are employees, officers, directors or shareholders of DeAMIS.

          Exhibit J sets forth the fees and other information regarding investment companies advised or sub-advised by DeAMIS that have similar investment objectives to the International Fund.

          Portfolio Transactions

          Since the International Fund invests all of its investable assets in the International Portfolio, portfolio transactions occur at the International Portfolio level only. DeAMIS will allocate and place all orders for portfolio transactions of the International Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAMIS may place such orders with brokers and dealers who provide market, statistical and other research information to the International Portfolio or DeAMIS. DeAMIS is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the International Portfolio, DeAMIS may consider its affiliates and also firms that sell shares of mutual funds advised by DeAMIS or recommend the purchase of such funds. Allocation of portfolio transactions is supervised by DeAM, Inc.

Required Vote

          Approval of the Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act; see "Vote Required") of the International Fund.

          Therefore, after careful consideration, the Board of Trustees of the International Portfolio, including its Independent Trustees, recommends that the shareholders of the International Fund vote "FOR" the approval of the Sub-Advisory Agreement.

          If the Sub-Advisory Agreement is approved by the shareholders, it will remain in effect as described above. If the Sub-Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider what other action is appropriate based upon the interests of the shareholders. If shareholders of the International Fund do not approve the Sub-Advisory Agreement at the same time that shareholders of other investment companies which are shareholders of the International Portfolio approve the Sub-Advisory Agreement in a manner sufficient to implement the Sub-Advisory Agreement, the International Fund will remain a participant in the International Portfolio while the Board considers what other action, if any, is appropriate based upon the interests of the shareholders of the International Fund.

                                  PROPOSAL III

                 ELECTION OF NOMINEES TO THE BOARDS OF TRUSTEES
                         OF THE TRUST AND THE PORTFOLIOS

          It is proposed that eleven Trustee Nominees are to be elected to comprise the entire Board of Trustees of the Trust and of each Portfolio at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Trustee Nominees were recently selected by a Nominating Committee of the Boards comprised entirely of the Independent Trustees of the Boards and nominated by the full Boards at a meeting held on April 5, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the "Effective Date"); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Biggar, Langton and Van Benschoten, each a current member of the Boards of Trustees, will resign effective the Effective Date if Proposal III is approved by the shareholders of the Trust and the Portfolios. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee or Independent Trustee Nominee of the Trust or the Portfolios serves or will serve as an officer of the Trust or any Portfolio. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other (persons) as the Boards of Trustees may recommend.

          The nomination of these persons to serve as the Board of Trustees of the Trust reflects an overall plan to coordinate and enhance the efficiency of the governance of the Trust and of certain other investment companies that are managed, advised or sub-advised or administered by DeAM (along with certain other investment management companies managed, advised or administered by ICCC) (the "DeAM Funds"). ICCC is also an indirect wholly owned subsidiary of Deutsche Bank. The proposal concerning the size and composition of the Boards of Trustees was suggested to the Boards by DeAM and reviewed by the current Independent Trustees of each Board. Messrs. Dill, Hale (an Interested Trustee) and Saunders and Drs. Gruber and Herring are currently members of the Boards of Trustees of the Trust and the Portfolios. Each of the other Independent Trustee Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

          DeAM recommended, and the Board agreed, that the Trust and the Portfolios should be governed by larger Boards of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Trust and the Portfolios and the board membership of the other DeAM Funds are not identical. Eight persons currently serve on the Board of Trustees of the Trust and the Portfolios, and between eight and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Trustee Nominees, certain of the existing Trustees will be joined by certain of the board members of the other DeAM Funds.

          Although the election of the Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

          On June 4, 1999, Bankers Trust Company, the parent company of ICCC at that time, merged with Deutsche Bank. This merger and subsequent change in control of ICCC required compliance with Section 15(f) of the 1940 Act. At that time, pursuant to Section 15(f), each Board declared its intention that at least 75% of its members would be disinterested persons within the contemplation of
Section 15(f) and would remain disinterested persons for at least three years after the merger. Each Board has complied with this provision and will continue to be in compliance if this Proposal to elect trustees is approved.

          The following information is provided for each Trustee Nominee and executive officer of the Trust's and the Portfolio's Boards as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with Deutsche Asset Management. The mailing address for the Trustee Nominees and the executive officers with respect to Trust/Portfolio operations is One South Street, Baltimore, Maryland, 21202.

              INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS

                                                                                       Number of
                                                                                       Funds or
                                    Term of                                            Portfolios in
                       Position     Office/1/                                          Fund Complex
                       with the     and                                                Overseen by
                       Trust and    Length of                                          Trustee or       Other Directorships
Name and Birth         each         Time             Principal Occupation(s)           Nominee for      Held by Trustee or
Date                   Portfolio    Served           During Past 5 Years               Trustee          Nominee for Trustee

Independent
Trustee Nominees
----------------

Richard R. Burt        Trustee      N/A              Chairman, IEP Advisors,                 71         Member of the Board, Archer
2/3/47                 Nominee                       Inc. (July 1998 to                                 Daniels Midland Company
                                                     present); Chairman of the                          (agribusiness operations)
                                                     Board, Weirton Steel                               (October 1996 to present),
                                                     Corporation (April 1996 to                         Hollinger International,
                                                     present); Formerly,                                Inc. (publishing) (1995 to
                                                     Partner, McKinsey & Company                        present), Homestake Mining
                                                     (consulting) (1991-1994)                           (mining and exploration)
                                                     and U.S. Chief Negotiator                          (1998 to February 2001), HCL
                                                     in Strategic Arms Reduction                        Technologies (information
                                                     Talks (START) with former                          technology) (April 1999 to
                                                     Soviet Union and U.S.                              present), Anchor Gaming
                                                     Ambassador to the Federal                          (gaming software and
                                                     Republic of Germany                                equipment) (March 1999 to
                                                     (1985-1991).                                       present); Director, UBS
                                                                                                        Mutual Funds (formerly known
                                                                                                        as Brinson and Mitchell
                                                                                                        Hutchins families of funds)
                                                                                                        (registered investment
                                                                                                        companies) (1995 to
                                                                                                        present); and Member,
                                                                                                        Textron Corporation
                                                                                                        International Advisory
                                                                                                        Council (July 1996 to
                                                                                                        present); Director [or
                                                                                                        trustee] of [25] investment
                                                                                                        companies managed, advised
                                                                                                        or administered by ICCC or
                                                                                                        its affiliates.

S. Leland Dill         Trustee      Since 1999       Retired (since 1986);                   71         Trustee, Phoenix Zweig
3/28/30                                              formerly Partner, KPMG Peat                        Series Trust (since
                                                     Marwick (June 1956-June                            September 1989); Trustee,
                                                     1986); General Partner,                            Phoenix Euclid Market
                                                     Pemco (June 1979-June 1986).                       Neutral Fund (since May
                                                                                                        1998); Director, Vintners
                                                                                                        International Company Inc.
                                                                                                        (June 1989-May 1992);
                                                                                                        Director, Coutts (USA)
                                                                                                        International (January 1992-

                                                                                       Number of
                                                                                       Funds or
                                    Term of                                            Portfolios in
                       Position     Office/1/                                          Fund Complex
                       with the     and                                                Overseen by
                       Trust and    Length of                                          Trustee or       Other Directorships
Name and Birth         each         Time             Principal Occupation(s)           Nominee for      Held by Trustee or
Date                   Portfolio    Served           During Past 5 Years               Trustee          Nominee for Trustee

                                                                                                        March 2000); Director,
                                                                                                        Coutts Trust Holdings Ltd.,
                                                                                                        Director, Coutts Group
                                                                                                        (March 1991-March 1999).

Martin J. Gruber       Trustee      Since 1999       Nomura Professor of                     71         Trustee, CREF (since 2000);
7/15/37                                              Finance, Leonard N. Stern                          Director, S.G. Cowen Mutual
                                                     School of Business, New                            Funds (1985 to 2001);
                                                     York University (since                             Director, Japan Equity Fund,
                                                     1964).                                             Inc. (since 1992); Director,
                                                                                                        Thai Capital Fund, Inc.
                                                                                                        (since 2000); Director,
                                                                                                        Singapore Fund, Inc. (since
                                                                                                        2000).

Richard J. Herring     Trustee      Since 1990       Jacob Safra Professor of                71         N/A
2/18/46                                              International Banking and
                                                     Professor, Finance
                                                     Department, The Wharton
                                                     School, University of
                                                     Pennsylvania (since 1972);
                                                     Director, Lauder Institute of
                                                     International Management
                                                     Studies (since 2000);
                                                     Co-Director, Wharton
                                                     Financial Institutions Center
                                                     (since 2000).

Joseph R. Hardiman     Trustee      N/A              Private Equity Investor and             71         Director, Wit Capital Group
5/27/37                Nominee                       Capital Markets Consultant;                        (registered broker-dealer),
                                                     President and Chief                                Corvis Corporation (optical
                                                     Executive Officer, The                             networks), Brown Investment
                                                     National Association of                            Advisory & Trust Company
                                                     Securities Dealers, Inc.                           (investment advisor), The
                                                     and The NASDAQ Stock                               Nevis Fund (registered
                                                     Market, Inc., 1987-1997;                           investment company), and ISI
                                                     Chief Operating Officer of                         Family of Funds (registered
                                                     Alex. Brown & Sons                                 investment companies).
                                                     Incorporated (now Deutsche                         Formerly, Director, Circon
                                                     Banc Alex. Brown Inc.),                            Corp. (medical instruments),
                                                     1985-1987; General Partner,                        November 1998-January 1999.
                                                     Alex. Brown & Sons
                                                     Incorporated (now Deutsche
                                                     Banc Alex. Brown Inc.),
                                                     1976-1985.

                                                                                       Number of
                                                                                       Funds or
                                    Term of                                            Portfolios in
                       Position     Office/1/                                          Fund Complex
                       with the     and                                                Overseen by
                       Trust and    Length of                                          Trustee or       Other Directorships
Name and Birth         each         Time             Principal Occupation(s)           Nominee for      Held by Trustee or
Date                   Portfolio    Served           During Past 5 Years               Trustee          Nominee for Trustee

Graham E. Jones        Trustee      N/A              Senior Vice President, BGK              71         Trustee, 8 open-end mutual
1/31/33                Nominee                       Realty Inc. (since 1995).                          funds managed by Weiss, Peck
                                                                                                        & Greer (since 1995);
                                                                                                        Trustee of 22 open-end
                                                                                                        mutual funds managed by Sun
                                                                                                        Capital Advisers, Inc.
                                                                                                        (since 1998).

Rebecca W. Rimel       Trustee      N/A              President and Chief                     71         Formerly, Director, ISI
4/10/51                Nominee                       Executive Officer, The Pew                         Family of Funds (registered
                                                     Charitable Trusts                                  investment companies)
                                                     (charitable foundation)                            (1997-1999).
                                                     (1994 to present) and
                                                     Director and Executive Vice
                                                     President, The Glenmede
                                                     Trust Company (investment
                                                     trust and wealth
                                                     management) (1994 to
                                                     present).  Formerly,
                                                     Executive Director, The Pew
                                                     Charitable Trusts
                                                     (1988-1994).

Philip Saunders, Jr.   Trustee      Since 1999       Principal, Philip Saunders              71         N/A
10/11/35                                             Associates (Economic and
                                                     Financial Consulting) (since
                                                     1998); former Director,
                                                     Financial Industry
                                                     Consulting, Wolf & Company
                                                     (1987-1988); President, John
                                                     Hancock Home Mortgage
                                                     Corporation (1984-1986);
                                                     Senior Vice President of
                                                     Treasury and Financial
                                                     Services, John Hancock Mutual
                                                     Life Insurance Company, Inc.
                                                     (1982-1986).

William N. Searcy      Trustee      N/A              Pension & Savings Trust                 71         Trustee of 22 open-end
09/03/46               Nominee                       Officer, Sprint Corporation                        mutual funds managed by Sun
                                                     (telecommunications) (since                        Capital Advisers, Inc.
                                                     1989).                                             (since 1998).

                                                                                       Number of
                                                                                       Funds or
                                    Term of                                            Portfolios in
                       Position     Office/1/                                          Fund Complex
                       with the     and                                                Overseen by
                       Trust and    Length of                                          Trustee or       Other Directorships
Name and Birth         each         Time             Principal Occupation(s)           Nominee for      Held by Trustee or
Date                   Portfolio    Served           During Past 5 Years               Trustee          Nominee for Trustee

Robert H. Wadsworth    Trustee      N/A              President, Robert H.                    71         Director, The Germany Fund
1/29/40                Nominee                       Wadsworth Associates, Inc.                         Inc. (1986 to present), The
                                                     (consulting firm) (1982 to                         New Germany Fund, Inc. (1992
                                                     present); President and                            to present) and Central
                                                     Trustee, Trust for                                 European Equity Fund, Inc.
                                                     Investment Managers                                (1986 to present).
                                                     (registered investment
                                                     company) (1999 to
                                                     present).  Formerly
                                                     President, Investment
                                                     Company Administration,
                                                     L.L.C. (1992 * - July 2001);
                                                     President, Treasurer and
                                                     Director, First Fund
                                                     Distributors, Inc. (1990 -
                                                     January 2002); Vice
                                                     President, Professionally
                                                     Managed Portfolios and
                                                     Advisors Series Trust
                                                     (registered investment
                                                     companies) and President,
                                                     Guinness Flight Investment
                                                     Funds, Inc. (registered
                                                     investment companies).

                                                     * Inception date of the
                                                     corporation which was the
                                                     predecessor to the LLC.

Interested Trustee
------------------
Nominee
-------

Richard T. Hale/2/     Trustee      Since 1999       Managing Director, Deutsche             71         Director, Deutsche Global
7/17/45                                              Bank Securities, Inc.                              Funds, Ltd. (2000 to
                                                     (formerly Deutsche Banc Alex.                      present); Director, CABEI
                                                     Brown Inc.) and Deutsche Asset                     Fund (2000 to present);
                                                     Management Americas (1999                          Director, North American
                                                     to present); Director and                          Income Fund (2000 to
                                                     President, Investment                              present); Formerly,
                                                     Company Capital Corp.                              Director, ISI Family of
                                                     (registered investment                             Funds.
                                                     advisor) (1996 to
                                                     present).  Director/Trustee
                                                     and President, Deutsche
                                                     Asset Management Mutual
                                                     Funds (1989 to present); Vice

                                                                                       Number of
                                                                                       Funds or
                                    Term of                                            Portfolios in
                       Position     Office/1/                                          Fund Complex
                       with the     and                                                Overseen by
                       Trust and    Length of                                          Trustee or       Other Directorships
Name and Birth         each         Time             Principal Occupation(s)           Nominee for      Held by Trustee or
Date                   Portfolio    Served           During Past 5 Years               Trustee          Nominee for Trustee

                                                     President, Deutsche
                                                     Asset Management, Inc.
                                                     (2000 to present).
                                                     Chartered Financial
                                                     Analyst.

Officers
--------

Richard T. Hale        President    Since            See information provided
                                                     under Interested Trustee
                                    --------------   Nominee.

Daniel O. Hirsch       Vice         Since            Director, Deutsche Asset               N/A         N/A
3/27/54                President/                    Management (1999 to
                       Secretary    --------------   present).  Formerly,
                                                     Principal, BT Alex. Brown
                                                     Incorporated, (Deutsche
                                                     Banc Alex. Brown Inc.),
                                                     1998-1999; Assistant
                                                     General Counsel, United
                                                     States Securities and
                                                     Exchange Commission,
                                                     1993-1998.

Charles A. Rizzo       Treasurer    Since            Director, Deutsche Asset               N/A         N/A
8/5/57                                               Management (April 2000 to
                                    --------------   present); Certified Public
                                                     Accountant; Certified
                                                     Management Accountant.
                                                     Formerly, Vice President
                                                     and Department Head, BT
                                                     Alex. Brown Incorporated
                                                     (Deutsche Banc Alex. Brown
                                                     Inc.), 1998-1999; Senior
                                                     Manager, Coopers & Lybrand
                                                     L.L.P.
                                                     (PricewaterhouseCoopers
                                                     LLP), 1993-1998.

Amy Olmert             Assistant    Since            Director, Deutsche Asset               N/A         N/A
5/14/63                Secretary                     Management (formerly BT.
                                    --------------   Alex. Brown Inc.) (January
                                                     1999 to present); Certified
                                                     Public Accountant (1989 to
                                                     present).  Formerly, Vice
                                                     President, BT Alex. Brown
                                                     Incorporated, (Deutsche
                                                     Banc Alex. Brown Inc.),

                                                                                       Number of
                                                                                       Funds or
                                    Term of                                            Portfolios in
                       Position     Office/1/                                          Fund Complex
                       with the     and                                                Overseen by
                       Trust and    Length of                                          Trustee or       Other Directorships
Name and Birth         each         Time             Principal Occupation(s)           Nominee for      Held by Trustee or
Date                   Portfolio    Served           During Past 5 Years               Trustee          Nominee for Trustee

                                                     (1997-1999); Senior Manager
                                                     (1992-1997), Coopers &
                                                     Lybrand L.L.P.
                                                     (PricewaterhouseCoopers
                                                     LLP).

/1./ Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
/2./ Mr. Hale is a trustee who is an "interested person" within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

           Ownership in Securities of DeAM, Inc. and Related Companies

          As reported to the Trust, Exhibit H to this Proxy Statement sets forth ownership by the Independent Trustee Nominees and their immediate family members of certain securities as of [December 31, 2001].

                           Trustee Compensation Table

          The following table sets forth the compensation paid to the Independent Trustees by the Trust and the Portfolios and the Fund Complex for the year ended March 31, 2002.

------------------------------------------------------------------------------------------------
                       Aggregate       Pension or
                       Compensation    Retirement Benefits
                       from BT         Accrued               Estimated         Total
                       Institutional   as Part of            Annual Benefits   Compensation from
Trustee                Portfolios      Fund Expenses         Upon Retirement   Fund Complex
-------                ----------      -------------         ---------------   ------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
S. Leland Dill         $11,600.24      N/A                   N/A               $61,250.00
------------------------------------------------------------------------------------------------
Martin J. Gruber       $11,600.24      N/A                   N/A               $61,250.00
------------------------------------------------------------------------------------------------
Richard J. Herring     $11,600.24      N/A                   N/A               $61,250.00
------------------------------------------------------------------------------------------------
Philip Saunders, Jr.   $11,600.24      N/A                   N/A               $61,250.00
------------------------------------------------------------------------------------------------

          Each Board has established an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee, the Nominating Committee and the Valuation Committee of each Board are each composed of the current Independent Trustees of that Board. In accordance with its written charter adopted by the applicable Board of Trustees, each Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Portfolio and Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Portfolio's and Fund's internal accounting procedures and controls. Each Audit Committee also considers the scope and amount of non-audit services provided to the applicable Portfolio and Fund, its investment advisor and affiliates by the independent public accountants. Each Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the applicable Board of Trustees. The Nominating Committee of each Board will consider Trustee nominees recommended by shareholders. Each Valuation Committee considers and acts upon all questions relating to valuation of the securities in the applicable Portfolio which may arise between meetings of the Board. The Boards do not have compensation committees. During each Portfolio and Fund's most recent fiscal year, the Boards of the Trust and the Portfolios held [five] meetings, the Audit Committee of each Board held four meetings and the Valuation Committee of each Board held one meeting. [No Trustee attended less than 75% of the applicable meetings.] The Nominating Committee of each Board did not meet during each Portfolio's and Fund's most recent fiscal year. [If the Nominees are elected to the Boards, the Boards will consider whether other committees should be organized after it has reviewed the needs of the Portfolios.]

          Mr. Hale, if elected, will not be a member of the Audit Committee, the Nominating Committee [or the Valuation Committee].

Recommendation of the Boards of Trustees

          The Boards of Trustees believe that coordinated governance through a unified board structure will benefit the Trust, the Portfolios and the Funds.

          In their deliberations, the Boards of Trustees considered various matters related to the management and long-term welfare of the Trust, the Portfolios and the Funds. The Boards considered, among other factors, that coordinated governance within the DeAM Fund complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Trust, the Portfolios, the Funds and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Board also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Boards considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the complex which can be expected to make the governance process more efficient. DeAM, Inc. expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

          The Boards also considered that a unified group board structure benefits the Trust, the Portfolios and the Funds by creating an experienced group of Board members who understand the operations of the DeAM, Inc. Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

          The Boards gave considerable weight to their expectation that the Trust, the Portfolios and the Funds will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Boards and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Boards also considered, in light of the Transaction (see "Other Matters"), the importance of greater breadth and depth of expertise on the Boards. The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Boards. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Trust and management. They also comprise the Boards' Audit and Nominating Committees.

          Therefore, after careful consideration, the Boards, including the Independent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

          If the Trustee Nominees are elected by the applicable shareholders, each Trustee Nominee will serve, effective the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the applicable Board(s) will consider what action is appropriate based upon the interests of the Trust's or Portfolios' shareholders, as applicable.

                   INFORMATION CONCERNING INDEPENDENT AUDITORS

          The Portfolios' financial statements for their most recent fiscal years were audited by PricewaterhouseCoopers LLP ("PwC"), independent auditors. In addition, PwC prepares the Funds' and the Portfolios' federal and state annual income tax returns and provides certain non-audit services to the Trust, the Funds and the Portfolios. During the Boards' most recent consideration of the selection of auditors for each Fund and Portfolio, the Board considered whether the provision of non-audit services to the Trust, the Funds and the Portfolios was compatible with maintaining PwC's independence. The Boards of Trustees of the Trust and of each Portfolio have selected PwC as the independent auditors for the applicable Fund and Portfolio for its respective fiscal year ending 2002. PwC has been the Funds' and the Portfolios' independent auditors
since               . PwC has informed the Trust that it has no material direct
      --------------
or indirect financial interest in the Trust or the Portfolios.

          Representatives of PwC are not expected to be present at the Special Meeting [but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence].

          Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Funds' and Portfolios' annual financial statements for the most recent fiscal year and the review of the financial statements
included in the Funds' and Portfolios' reports to shareholders are $       .
                                                                    -------

          Financial Information Systems Design and Implementation Fees. [There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Trust, the Funds or the Portfolios, DeAM, Inc. or entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust, the Funds or the Portfolios.]

          All Other Fees. There were $         in fees billed by PwC for the
                                      --------
most recent fiscal year for other services provided to the Trust, the Funds and the Portfolios, DeAM, Inc. and entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust, the Funds or the Portfolios.

                                  VOTE REQUIRED

          In view of the master-feeder structure discussed earlier, approval of each of Proposal I with respect to a particular Portfolio's New Advisory Agreements and, for International Fund, Proposal II with respect to approval of the Sub-Advisory Agreement, requires the affirmative vote of a "majority" of the outstanding shares of the Portfolio's various feeder funds as shareholders of the Portfolio. "Majority" (as defined in the 1940 Act) means (as of the Record
Date) the lesser of (a) 67% or more of the shares of the applicable Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds), determined by reference to the shares outstanding of the various feeder funds. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals I and II, which require the approval of a specified percentage of the outstanding shares of a Portfolio.

          Approval of Proposal III requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolios' various feeder funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal III.

--------------------------------------------------------------------------------
        THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES OF EACH, RECOMMEND
     THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS I, II, AND III.
                          ANY UNMARKED PROXIES WILL BE
                                    SO VOTED.
--------------------------------------------------------------------------------

          The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

          The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

          Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                    SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

          Shareholders holding at least 10% of each Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the applicable Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

          IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT
                                            AT 1-800-   -    .
-------------------------------------------          --- ----

--------------------------------------------------------------------------------
   SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED
  PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, or follow the instructions for
       VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.
--------------------------------------------------------------------------------

                                            By Order of the Board of Trustees,


                                            Daniel O. Hirsch, Secretary

           , 2002
-------- --

--------------------------------------------------------------------------------
     THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS WILL ATTEND
      THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED
          TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE
         ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY
            TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).
--------------------------------------------------------------------------------

                                                                       Exhibit A

--------------------------------------------------------------------------------
                      SHARES OUTSTANDING AS OF RECORD DATE
--------------------------------------------------------------------------------
            FUND                          NUMBER OF SHARES OUTSTANDING
--------------------------------------------------------------------------------
Cash Fund
--------------------------------------------------------------------------------
Cash Reserves Fund
--------------------------------------------------------------------------------
Equity Index Fund
--------------------------------------------------------------------------------
International Fund - Class I
--------------------------------------------------------------------------------
International Fund - Class II
--------------------------------------------------------------------------------
Liquid Assets Fund
--------------------------------------------------------------------------------
Treasury Money Fund
--------------------------------------------------------------------------------

                                                                       Exhibit B

5% Shareholders

CASH FUND:

Name and Address of Owner            Shares Owned            Percent Ownership
-------------------------            ------------            -----------------
                                                           of Outstanding Shares
                                                           ---------------------

CASH RESERVES FUND:

Name and Address of Owner            Shares Owned            Percent Ownership
-------------------------            ------------            -----------------
                                                           of Outstanding Shares
                                                           ---------------------

EQUITY INDEX FUND:

Name and Address of Owner            Shares Owned            Percent Ownership
-------------------------            ------------            -----------------
                                                           of Outstanding Shares
                                                           ---------------------

INTERNATIONAL FUND:

Name and Address of Owner            Shares Owned            Percent Ownership
-------------------------            ------------            -----------------
                                                           of Outstanding Shares
                                                           ---------------------

LIQUID ASSETS FUND:

Name and Address of Owner            Shares Owned            Percent Ownership
-------------------------            ------------            -----------------
                                                           of Outstanding Shares
                                                           ---------------------

TREASURY MONEY FUND:

Name and Address of Owner            Shares Owned            Percent Ownership
-------------------------            ------------            -----------------
                                                           of Outstanding Shares
                                                           ---------------------

AAMES 2002-1*                                                      7.84%
350 S. Grand Ave.
Los Angeles, CA 90071

Mill Creek Holdings LTD*                                           7.51%
c/o Crow Holdings
Attn: Kevin Kittredge
2100 McKinney Avenue
Suite 700
Dallas, TX 75201-1803

Casmalia Resources Sie                                             6.27%
Bankers Trust
4 Albany Street, 4th Fl.
Attn: Environmental Services
New York, NY 10006

Jennison Associates LLC                                            5.94%
466 Lexington Avenue
New York, NY 10017

                                       B-1


Piedmont Muni Power Agency                                         5.71%
121 Village Drive
Greer, SC 26951

* Not believed by the Fund to be the beneficial owner.

                                                                       Exhibit C

---------------------------------------------------
                            Date Last Approved By
                            Portfolio's and Fund's
---------------------------------------------------
                 Date of
                 Current
  Portfolio      Advisory
(Fiscal Year)   Agreement   Trustees   Shareholders
---------------------------------------------------
Cash                        6/12/01      10/8/99
Portfolio
12/31
---------------------------------------------------
Equity Index                6/12/01      10/8/99
Portfolio
12/31
---------------------------------------------------
International               6/12/01      10/8/99
Portfolio
9/30
---------------------------------------------------
Liquid Assets               6/12/02      10/8/99
Portfolio
12/31
---------------------------------------------------
Treasury                    6/12/01      10/8/99
Money
Portfolio
12/31
---------------------------------------------------

                                                                       Exhibit D

            [FORM OF [INVESTMENT ADVISORY] [SUB-ADVISORY] AGREEMENT]
            --------------------------------------------------------

     THIS AGREEMENT is made as of the      day of         ,       by and between
                                      ----        --------  -----
                                , a [state of organization] (the "Trust"), and
--------------------------------
DEUTSCHE ASSET MANAGEMENT, INC., a            corporation (the "Advisor") [and
                                   ----------
           (the "Sub-Advisor")].
----------

     WHEREAS, the Trust is registered as an open-end, [diversified][non-diversified], management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies;

     WHEREAS, the Advisor [and the Sub-Advisor] is [each] registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth ________; [and]

     [WHEREAS, the Advisor desires to retain the Sub-Advisor to perform certain of the Advisor's duties under this Agreement, and the Sub-Advisor is willing to so render such services on the terms and conditions hereinafter set forth.]/1/

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment [Advisor] [Sub-Advisor]. The [Trust] [Advisor] hereby appoints the [Advisor] [Sub-Advisor] to act as the investment [advisor] [sub-advisor] of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as "a Series", and collectively as "the Series"). The [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Board of Trustees. The [Advisor] [Sub-Advisor] shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as [Advisor] [Sub-Advisor].

     2. Delivery of Documents. The Trust [Advisor] has furnished the Advisor [Sub-Advisor] with copies properly certified or authenticated of each of the following:

          (a) The Trust's Declaration of Trust, filed with the State of
                on          ,       and all amendments thereto (such Declaration
     ----------    ---------  -----
     of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

----------

/1/  Contained in the form of sub-advisory agreement only.

          (b) [The Trust's Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Trust Agreement");]

          (c) Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the [Advisor] [Sub-Advisor] and approving this Agreement;

          (d) The Trust's Registration Statement on Form N-1A under the
     Securities Act of 1933, as amended (the "1933 Act") (File No.     -       )
                                                                   ---- -------
     and under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") relating to the shares of the Trust and its series, and all amendments thereto; and

          (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

The [Trust] [Advisor] will furnish the [Advisor] [Sub-Advisor] from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

     The [Advisor] [Sub-Advisor] will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

     3. Duties of Investment [Advisor] [Sub-Advisor]. In carrying out its obligations under Section 1 hereof, the [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall:

          (a) supervise and manage all aspects of a Series' operations, except for distribution services;

          (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

          (c) [provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust's principal office;]

          (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the [Advisor] [Sub-Advisor] considers desirable for inclusion in a Series' portfolio;

          (e) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Trust's Board of Trustees; and

          (f) take all actions necessary to carry into effect a Series' purchase and sale programs.

     4. Portfolio Transactions. The [Advisor] [Sub-Advisor] is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series' prospectus and statement of additional information. The [Advisor] [Sub-Advisor] will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

     It is understood that the [Advisor] [Sub-Advisor] will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' prospectus and statement of additional information.

     Subject to the policies established by the Board in compliance with applicable law, the [Advisor] [Sub-Advisor] may direct DB Securities, Inc. ("DB Securities") or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the [Advisor] [Sub-Advisor] is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the [Advisor] [Sub-Advisor]. DB Securities or any of its affiliates and the [Advisor] [Sub-Advisor] may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

     The Trust on behalf of a Series will not deal with the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates in any transaction in which the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

     5. Control by Board of Trustees. Any management or supervisory activities undertaken by the [Advisor] [Sub-Advisor] pursuant to this Agreement, as well as any other activities undertaken by the [Advisor] [Sub-Advisor] on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

     6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the [Advisor] [Sub-Advisor] shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

          (b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

          (c) the provisions of the Declaration of Trust;

          (d) [the provisions of the Trust Agreement; and]

          (e) any other applicable provisions of state and federal law.

     7. Expenses. The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the [Advisor] [Sub-Advisor] as follows:

          (a) The [Advisor] [Sub-Advisor] shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the [Advisor] [Sub-Advisor], to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

          (b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust's distributor under the Trust's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Trust's operation unless otherwise explicitly provided herein.

     8. [Delegation] [Adjustment] of [Advisory] [Sub-Advisory] Services. [Subject to the prior approval of a majority of the members of the Trust's and the Series' Boards of Trustees, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity- shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not "interested persons," as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.]/2/

     [Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to the Sub-Advisory Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior

----------

/2/  Contained in the form of Advisory Agreement only.

approval of the members of the Trust's and the Series' Board of Trustees who are not "interested persons," as defined in the 1940 Act.]/3/

     9. Compensation. For the services to be rendered and the expenses assumed by the [Advisor] [Sub-Advisor], the [Trust] [Advisor] shall pay to the [Advisor] [Sub-Advisor] monthly compensation in accordance with Schedule A.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

     In the event of termination of this Agreement, the [advisory] [sub-advisory] fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     In addition to the foregoing, the [Advisor] [Sub-Advisor] may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the [Trust on behalf of the Series] [Advisor] for all or a portion of its expenses not otherwise required to be borne or reimbursed by the [Advisor] [Sub-Advisor]. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     10. Non-Exclusivity. The services of the [Advisor] [Sub-Advisor] to the Trust on behalf of each Series are not to be deemed to be exclusive, and the [Advisor] [Sub-Advisor] shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the [Advisor] [Sub-Advisor] may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the [Advisor] [Sub-Advisor] to the extent permitted by law; and that the officers and directors of the [Advisor] [Sub-Advisor] are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     11. Additional Series and Classes. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Trust with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.

     12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are

----------

/3/  Contained in the form of Sub-Advisory Agreement only.

not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the [Advisor] [Sub-Advisor] to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the [Advisor] [Sub-Advisor] may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

     This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days' written notice to the [Advisor] [Sub-Advisor], or by the [Advisor] [Sub-Advisor] at any time without the payment of any penalty, on 90 days written notice to the [Trust] [Advisor]. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     As used in this Section 12, the term "assignment" shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

     13. Limitation of Liability of the [Advisor] [Sub-Advisor].

     The [Advisor] [Sub-Advisor] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Advisor] [Sub-Advisor] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One
South Street, Baltimore, Maryland 21202          ; [if to the Sub-Advisor,
                                        ---------
__________].

     15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

     17. Reports. [The Trust and the Advisor] [The Advisor and the Sub-Advisor] agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the [Advisor] [Sub-Advisor] on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                         [TRUST]


Attest:                                        By:
       --------------------------                 ------------------------------
Name:                                          Name:
                                               Title:


[SEAL]                                         DEUTSCHE ASSET MANAGEMENT, INC.


Attest:                                        By:
       --------------------------                 ------------------------------
Name:                                          Name:
                                               Title:


[SEAL]                                         [SUB-ADVISOR]


Attest:                                        By:
       --------------------------                 ------------------------------
Name:                                          Name:
                                               Title:

                                    EXHIBIT A
                                    ---------

                                       TO
                 INVESTMENT [ADVISORY] [SUB-ADVISORY] AGREEMENT
                         MADE AS OF
                                    --------------------
                                     BETWEEN
                        [Fund Name] AND [______________]
Series                                  Investment [Advisory] [Sub-Advisory] Fee
------                                  ----------------------------------------

                                                                       Exhibit E

                                  ADVISORY FEES

DeAM, Inc. is paid a fee for its services under the Current Advisory Agreements, calculated daily and paid monthly, equal, on an annual basis, to the following:

--------------------------------------------------
   PORTFOLIO OR FUND       ADVISORY AGREEMENT FEE*
--------------------------------------------------
Cash Portfolio                     [0.15]%
--------------------------------------------------
Cash Reserves Portfolio            [ .  ]%
--------------------------------------------------
Equity Index Portfolio            [0.075]%
--------------------------------------------------
International Portfolio            [0.65]%
--------------------------------------------------
Liquid Assets Portfolio            [0.15]%
--------------------------------------------------
Treasury Money Portfolio           [0.15]%
--------------------------------------------------

*[Indicate any caps or waivers].

For its investment advisory services, DeAM, Inc. was paid the following amounts as of the most recent fiscal year by the Portfolios and/or Funds, as applicable:

------------------------------------------------------------------
       Fund           Fee         Portfolio              Fee
------------------------------------------------------------------
Cash Fund              $    Cash Portfolio             $14,288,809
------------------------------------------------------------------
Cash Reserves Fund     $    Cash Portfolio
------------------------------------------------------------------
Equity Index Fund      $    Equity Index Portfolio     $ 2,443,519
------------------------------------------------------------------
International Fund     $    International Portfolio    $14,146,440
------------------------------------------------------------------
Liquid Assets Fund     $    Liquid Assets Portfolio    $ 4,955,340
------------------------------------------------------------------
Treasury Money Fund    $    Treasury Money             $ 1,712,922
                            Portfolio
------------------------------------------------------------------

                     Administrative and Transfer Agency Fees

For its administrative and transfer agency services, ICCC was paid the following amounts as of the most recent fiscal year by the Portfolios and/or Funds, as applicable.

                                    [To Come]

                                                                       Exhibit F

           [Investment Companies Advised or Subadvised by DeAM, Inc.]

                                    [To Come]

                                                                       Exhibit G

   [Principal occupations of each director and principal executive officer of
                                  DeAM, Inc.]

                                    [To Come]

                                                                       Exhibit H

                                                             Aggregate Dollar Range of
                                                              Equity Securities as of
                                                              _______ __, 2002 in all
                                                              Funds Overseen or to be
                                                               Overseen by Trustee or
                                Dollar Range of Equity       Trustee Nominee in Family
Name of Trustee or Nominee   Securities in the Fund(s)/1/     of Investment Companies
                                    [TO COME]
Independent Trustee
-------------------
Nominees
--------

Richard R. Burt
S. Leland Dill
Martin J. Gruber
Joseph R. Hardiman
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy
Robert H. Wadsworth

Interested Trustee Nominee
--------------------------

Richard T. Hale                                              Over $100,000

-----------
/1/. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
     $100,000.
2.   The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,000. The funds overseen or to be overseen by the trustees and nominees in the family of investment companies consist of the following:
     Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund Tax-Free Series, Deutsche Bank Alex. Brown Cash Reserve Fund Treasury Series, Top 50 World Fund, Top 50 World Portfolio, Top 50 US Fund, Top 50 US Portfolio, Top 50 Asia Fund, Top 50 Asia Portfolio, Top 50 Europe Fund, Top 50 Europe Portfolio, European Mid-Cap Fund, European Mid-Cap Portfolio, Japanese Equity Fund, Japanese Equity Portfolio, Global Financial Services Fund, Global Biotechnology Fund, Global Technology Fund, Growth Opportunity Fund, BT Investment Funds: Cash Management Fund, Tax Free Money Fund, Treasury Money Fund, International Equity Fund, Mid Cap Fund, Lifecycle Long Range Fund, Lifecycle Mid Range Fund, Lifecycle Short Range Fund, Small Cap Fund, Quantitative Equity Fund, PreservationPlus Income Fund, Global Equity Fund; BT Advisor Funds: EAFE(R) Equity Index Fund, US Bond Index Fund; BT Pyramid Mutual Funds: Money Market Fund, Equity 500 Index Fund, Asset Management Fund, PreservationPlus Fund; BT Institutional Funds:
     Cash Management Fund, Cash Reserves Fund, Treasury Money Fund, International Equity Fund, Equity 500 Index Fund, Liquid Assets Fund, Daily Assets Fund, Treasury Assets Fund, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio; BT Investment Portfolios: Asset Management Portfolio II, Asset Management Portfolio III, Liquid Assets Portfolio, EAFE Equity Index Portfolio, Small Cap Portfolio, US Bond Index Portfolio, Preservation Plus Portfolio, Preservation Plus Income Portfolio, Quantitative Equity Portfolio, Daily Assets Portfolio; Morgan Grenfell Investment Trust: Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, Total Return Bond Fund, European Equity Fund, Micro Cap Fund, International Select Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund; and VIT Funds: Equity 500 Index Fund, Small Cap Index Fund, EAFE Equity Index Fund, and NASDAQ-100 Index Fund.

Ownership in Securities of DeAM, Inc. and Related Companies by Independent Trustee Nominees

                                                                 Value of
                       Name of Owner and                         Securities   Percent of
                       Relationship to                           on an        Class on an
Name of Trustee        Trustee                        Title of   Aggregate    Aggregate
or Nominee             or Nominee          Company*   Class      Basis        Basis
--------------------   -----------------   --------   --------   ----------   -----------
Richard R. Burt        N/A
S. Leland Dill         N/A
Martin J. Gruber       N/A
Joseph R. Hardiman
Richard J. Herring     N/A
Graham E. Jones        N/A
Rebecca W. Rimel
Philip Saunders, Jr.   N/A
William N. Searcy
Robert H. Wadsworth

[*Describe the company's relationship with the Funds' investment advisor or underwriter]

                                                                       Exhibit I

    Principal Occupations of Each Director and Principal Executive Officer of
                                     DeAMIS

                                    [To Come]

                                                                       Exhibit J

  [Information Regarding Investment Companies Advised or Sub-Advised By DeAMIS]

                                    [To Come]

                                                     FORM OF PROXY CARD

[DEUTSCHE BANK LOGO]                                                                BT Institutional Funds
[DEUTSCHE ASSET MANAGEMENT]                                                             [Name of Fund]
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
[Code]                                                                                 One South Street
                                                                                   Baltimore, Maryland 21202
One South Street
Baltimore, Maryland  21202-3220                                        PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
To vote by Telephone                                                        [a.m.], Eastern time, on July 30, 2002
                                                                        ----

1)   Read the Proxy Statement and have the Proxy card below at hand.        The undersigned hereby appoints Fran Pollack-Matz and
2)   Call 1-800-    -     .                                            Lisa Hertz and each of them, with full power of substitution,
                ---   ----                                             as proxies of the undersigned to vote all shares of stock
3)   Enter the 12-digit control number set forth on the Proxy          that the undersigned is entitled in any capacity to vote at
     card and follow the simple instructions.                          the above-stated special meeting, and at any and all
                                                                       adjournments or postponements thereof (the "Special Meeting")
To vote by Internet                                                    , on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the
1)   Read the Proxy Statement and have the Proxy card below at hand.   Special Meeting and upon such other matters as may properly
2)   Go to Website www.proxyvote.com.                                  be brought before the Special Meeting. This proxy revokes
3)   Enter the 12-digit control number set forth on the Proxy          all prior proxies given by the undersigned.
     card and follow the simple instructions.
                                                                            All properly executed proxies will be voted as directed.
DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY                           If no instructions are indicated on a properly executed
PHONE OR INTERNET.                                                     proxy, the proxy will be voted FOR approval of Proposals I,
                                                                       II and III. All ABSTAIN votes will be counted in determining
TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:                  the existence of a quorum at the Special Meeting and, for
                                                                       Proposal Is and II, as votes AGAINST the Proposal.

                                                                       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                                                       WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS
                                                                       A VOTE FOR
                                                                              ---
                                                                                         PROPOSALS I, II AND III.

                                                                       UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE
                                                                       BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                                                       ENVELOPE.

                                                                                                KEEP THIS PORTION FOR YOUR RECORDS.

                                                                                               DETACH AND RETURN THIS PORTION ONLY.
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NAME OF FUND]

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees
III. Election of Messrs. (01) Burt, (02) Dill, (03) Hale, (04)   For All   Withhold All   For All Except:   To withhold authority
     Hardiman, (05) Jones, (06) Saunders, (07) Searcy and (08)                                              to vote, mark "For All
     Wadsworth, Drs. (09) Gruber and (10) Herring and (11) Ms.     [ ]         [ ]              [ ]         Except" and write the
     Rimel as Trustees of the Boards.                                                                       nominee's number on
                                                                                                            the line below.

                                                                                                            ------------------

Vote on Proposals                                                      II. (International Equity
                                                                           Fund only)  Approval
I.   Approval of a New                                                     of a sub-advisory
     Advisory Agreement with                                               agreement between
     Deutsche Asset                                                        Deutsche Asset
     Management, Inc.     FOR [ ] AGAINST [ ] ABSTAIN [ ]                  Management, Inc. and
                                                                           Deutsche Asset
                                                                           Management Investment
                                                                           Services Limited.    FOR [ ] AGAINST [ ] ABSTAIN [ ]

                                                                       The appointed proxies will vote on any other business as may properly come before the Special Meeting

                                                                       Receipt of the Notice and the Joint Proxy Statement, dated
                                                                             , 2002 (the "Proxy Statement"), is hereby acknowledged.
                                                                       --- --

----------------------------------   -----------                           --------------------------   -------------


----------------------------------   -----------                           --------------------------   -------------
Signature (Please sign within box)       Date                                Signature (Joint Owners)       Date